WESTCORE TRUST

Supplement dated January 27, 2017 to the combined Westcore Equity and Bond Funds Prospectus, dated April 29, 2016, as supplemented May 9, 2016, August 29, 2016, October 27, 2016, and December 23, 2016; the Summary Prospectus for Westcore Small-Cap Growth Fund II, dated April 29, 2016, as amended December 27, 2016; and the Statement of Additional Information for the Westcore Small-Cap Growth Fund II, dated April 29, 2016, as supplemented December 27, 2016.

As stated in the supplement dated December 23, 2016 to the Westcore Small-Cap Growth Fund II (“the Fund”), effective December 27, 2016, only the Institutional Class is available for the Fund.

Therefore, in the “Fees and Expenses of the Fund” table, the second column heading is amended to replace “Retail Class” with “Institutional Class,” and the second footnote thereto is replaced in its entirety with the following:

(2)
Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Institutional Class (formerly Retail Class prior to December 27, 2016) for such period. This agreement may not be terminated or modified prior to April 30, 2017 without the approval of the Board of Trustees.

In addition, the “Example” section of the Fund is amended to replace “Retail Class” with “Institutional Class.”

All references to the Westcore Small-Cap Growth Fund II (formerly, the Westcore Select Fund) are hereby deleted from the table captioned “Total Annual Retail Class Fund Operating” appearing on page 63 of the Fund’s Statement of Additional Information. Instead, the following paragraph is hereby added to the Fund’s Statement of Additional Information immediately subsequent to the aforementioned table.

With respect to the Westcore Small-Cap Growth Fund II, Denver Investments has contractually to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit such Fund’s ratio of expenses to average net assets as reported in the Fund’s Financial Highlights to no more than 1.15% for the Fund’s Institutional Class (formerly Retail Class prior to December 27, 2016) from April 30, 2016 until at least April 30, 2017.

Please retain this supplement for future reference.

WC195